Exhibit 99.1

Hain Celestial Reports Second Quarter Fiscal Year 2021 Financial Results

Fourth Consecutive Quarter of Net Sales Growth

376 Basis Point Expansion of Gross Margin

$43.1 Million Improvement in Operating Cash Flow

Gross Margin Improvement and Adjusted EBITDA Growth Expected to Continue

Lake Success, NY, February 9, 2021—The Hain Celestial Group, Inc. (Nasdaq: HAIN) (“Hain Celestial”, “Hain” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life™, today reported financial results for the second quarter ended December 31, 2020. The results contained herein are presented with the Hain Pure Protein and Tilda operating segments being treated as discontinued operations. All growth comparisons are against the corresponding prior year period unless otherwise noted.

Mark L. Schiller, Hain Celestial’s President and Chief Executive Officer, commented, “We are very pleased with our second quarter results, delivering mid-single digit topline growth, several hundred basis points of gross margin improvement and strong adjusted EBITDA growth. Although the macro operating environment remains challenging, our team continues to execute well against our transformational agenda. As a result, I am confident we will continue to see solid margin expansion and profit growth as we progress through the second half of fiscal year 2021.”

FINANCIAL HIGHLIGHTS1

Summary of Second Quarter Results from Continuing Operations2
•Net sales increased 4% to $528.4 million, or 2% on a constant currency basis, compared to the prior year period.
•When adjusted to exclude the effects of foreign exchange, divestitures and discontinued brands, net sales increased 6% compared to the prior year period.
•Gross margin of 24.6%, a 376 basis point increase from the prior year period.
•Adjusted gross margin of 25.3%, a 331 basis point increase from the prior year period.
•Operating income of $13.0 million compared to $9.2 million in the prior year period.
•Adjusted operating income of $48.1 million compared to $29.5 million in the prior year period.
•Net income of $2.2 million compared to $1.9 million in the prior year period.
•Adjusted net income of $34.7 million compared to $17.6 million in the prior year period.
•Adjusted EBITDA of $62.2 million compared to $45.0 million in the prior year period.
•Adjusted EBITDA margin of 11.8%, a 288 basis point increase compared to the prior year period.
•Earnings per diluted share (“EPS”) of $0.02, flat compared to the prior year period.
•Adjusted EPS of $0.34 compared to $0.17 in the prior year period.
•Repurchased 0.9 million shares, or 0.9% of the outstanding common stock, at an average price of $32.15 per share.
•Net cash provided by continuing operations of $63.9 million compared to $20.7 million in prior year period.
•Operating free cash flow from continuing operations of $46.3 million compared to $4.6 million in prior year period.

1This press release includes certain non-GAAP financial measures, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to GAAP financial measures and other non-GAAP financial calculations are provided herein in the tables.”
2Unless otherwise noted all results included in this press release are from continuing operations.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

SEGMENT HIGHLIGHTS FROM CONTINUING OPERATIONS

The Company operates under two reportable segments: North America and International.

North America
North America net sales in the second quarter were $282.6 million, an increase of 1% compared to the prior year period. When adjusted for foreign exchange, divestitures and discontinued brands, net sales increased 6% from the prior year period.

Segment gross profit in the second quarter was $78.3 million, a 21% increase from the prior year period. Adjusted gross profit was $80.5 million, an increase of 16% from the prior year period. Gross margin was 27.7%, a 455 basis point increase from the prior year period, and adjusted gross margin was 28.5%, a 376 basis point increase from the prior year period.

Segment operating income in the second quarter was $32.4 million, a 62% increase from the prior year period. Adjusted operating income was $35.4 million, a 42% increase from the prior year period.

Adjusted EBITDA in the second quarter was $39.6 million, a 31% increase from the prior year period. As a percentage of sales on a constant currency basis, North America adjusted EBITDA margin was 14.0%, a 327 basis point increase from the prior year period.

International
International net sales in the second quarter were $245.8 million, an increase of 9% compared to the prior year period. When adjusted for foreign exchange, divestitures and discontinued brands, net sales increased 6% compared to the prior year period.

Segment gross profit in the second quarter was $51.7 million, a 27% increase from the prior year period. Adjusted gross profit was $53.4 million, an increase of 26% from the prior year period. Gross margin was 21.0%, a 305 basis point increase from the prior year period, and adjusted gross margin was 21.7%, a 303 basis point increase from the prior year period.

Segment operating loss in the second quarter was $2.7 million, compared to operating income of $12.9 million in the prior year period. The operating loss for the current period includes an impairment charge of $23.6 million related to the reserve recorded against the assets of the Company's United Kingdom fruit business resulting from held for sale classification. Adjusted operating income was $25.1 million, an increase of 51% from the prior year period.

Adjusted EBITDA in the second quarter was $32.2 million, a 28% increase from the prior year period. As a percentage of sales on a constant currency basis, International adjusted EBITDA margin was 13.0%, a 186 basis point increase from the prior year period.

CAPITAL MANAGEMENT

During the second quarter fiscal year 2021, the Company repurchased 0.9 million shares, or 0.9% of the outstanding common stock, at an average price of $32.15 per share for a total of $29.7 million, excluding commissions under our share repurchase program. As of December 31, 2020, the Company had remaining authorization of $118.1 million under this program.

SALE OF U.K. BASED FRUIT BUSINESS, ORCHARD HOUSE ®

Effective January 13, 2021, the Company completed the divestiture of its U.K. fruit business, including the Orchard House Foods Limited business and associated brands, to Elaghmore, a U.K. based private equity firm. Details of the transaction were not disclosed.

FISCAL YEAR 2021 GUIDANCE

Due to the continuing uncertainty around the duration and impact of the COVID-19 pandemic, the Company is not providing specific financial guidance for fiscal year 2021. The Company reaffirms its expectation for gross and adjusted EBITDA margin expansion as well as strong double-digit adjusted EBITDA and operating free cash flow growth for fiscal year 2021. However, for the third quarter fiscal year 2021, in comparison to the prior year period, the Company expects strong gross margin and EBITDA margin improvement and adjusted EBITDA growth near 10%.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

Contacts:
Chris Mandeville and Anna Kate Heller
ICR
203-682-8304

Webcast Presentation
Hain Celestial will host a conference call and webcast today at 8:30 AM Eastern Time to discuss its results and business outlook. The call will be webcast and the accompanying presentation will be available under the Investor Relations section of the Company’s website at www.hain.com.

About The Hain Celestial Group, Inc.
The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. Hain Celestial participates in many natural categories with well-known brands that include Celestial Seasonings®, Clarks™, Cully & Sully®, Dream®, Earth's Best®, Ella's Kitchen®, Farmhouse Fare™, Frank Cooper's®, GG UniqueFiber®, Gale's®, Garden of Eatin'®, Hain Pure Foods®, Hartley's®, Health Valley®, Imagine®, Joya®, Lima®, Linda McCartney's™ (under license), MaraNatha®, Natumi®, New Covent Garden Soup Co.®, Robertson's®, Sensible Portions®, Spectrum®, Sun-Pat®, Terra®, The Greek Gods®, William's™, Yorkshire Provender® and Yves Veggie Cuisine®. The Company's personal care products are marketed under the Alba Botanica®, Avalon Organics®, Earth's Best®, JASON®, Live Clean®, One Step® and Queen Helene® brands.

Safe Harbor Statement
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “will”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of the Company’s strategic initiatives, including productivity and transformation, the Company’s guidance for fiscal year 2021 and our future performance and results of operations.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Such factors include, among others, challenges and uncertainty resulting from the COVID-19 pandemic, the impact of competitive products and changes to the competitive environment, changes to consumer preferences, general economic and financial market conditions, the United Kingdom’s exit from the European Union, consolidation of customers or the loss of a significant customer, reliance on independent distributors, risks associated with our international sales and operations, our ability to manage our supply chain effectively, volatility in the cost of commodities, ingredients, freight and fuel, our ability to implement cost reduction initiatives, the impact of our debt covenants, the potential discontinuation of LIBOR, our ability to manage our financial reporting and internal control system processes, potential liabilities due to legal claims, government investigations and other regulatory enforcement actions, costs incurred due to pending and future litigation, potential liability, including in connection with indemnification obligations to our former officers and members of our Board of Directors that may not be covered by insurance, potential liability if our products cause illness or physical harm, impairments in the carrying value of goodwill or other intangible assets, our ability to consummate divestitures, the availability of organic ingredients, disruption of operations at our manufacturing facilities, loss of one or more independent co-packers, disruption of our transportation systems, risks relating to the protection of intellectual property, the risk of liabilities and claims with respect to environmental matters, the reputation of our brands, our reliance on independent certification for a number of our products, and other risks detailed from time-to-time in the Company’s reports filed with the United States Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and our subsequent reports on Forms 10-Q and 8-K. As a result of the foregoing and other factors, the Company cannot provide any assurance regarding future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements. All forward-looking statements contained herein apply as of the date hereof or as of the date they were made and, except as required by

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors or new methods, future events or other changes.

Non-GAAP Financial Measures
This press release and the accompanying tables include non-GAAP financial measures, including adjusted operating income and its related margin, adjusted gross margin, adjusted net income, adjusted earnings per diluted share, net sales adjusted for the impact of foreign exchange, divestitures and discontinued brands, adjusted EBITDA and its related margin and operating free cash flow. The reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are provided herein in the tables. Management believes that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the Company’s operations and are useful for period-over-period comparisons of operations. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the Company’s Consolidated Statements of Operations and Cash Flows presented in accordance with GAAP.

The Company believes presenting net sales at constant currency provides useful information to investors because it provides transparency to underlying performance in the Company’s consolidated net sales by excluding the effect that foreign currency exchange rate fluctuations have on period-to-period comparability given the volatility in foreign currency exchange markets. To present this information for historical periods, current period net sales for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in average foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year.

The Company provides net sales adjusted for the impact of foreign currency, divestitures and discontinued brands to understand the growth rate of net sales excluding the impact of such items. The Company’s management believes net sales adjusted for such items is useful to investors because it enables them to better understand the growth of our business from period-to-period.

The Company defines adjusted EBITDA as net income (loss) before income taxes, net interest expense, depreciation and amortization, equity in net loss of equity-method investees, stock-based compensation, net, impairment of long-lived assets and intangibles, unrealized currency gains and losses, productivity and transformation costs, proceeds from an insurance claim, gains or losses on sales of businesses, warehouse and manufacturing consolidation and other costs, plant closure related costs, SKU rationalization and inventory write-downs, litigation and related expenses and other adjustments. The Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of performance-based executive compensation.

The Company defines operating free cash flow as cash provided by or used in operating activities from continuing operations (a GAAP measure) less purchases of property, plant and equipment. The Company views operating free cash flow as an important measure because it is one factor in evaluating the amount of cash available for discretionary investments.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Balance Sheets
(unaudited and in thousands)

	December 31, 2020	June 30, 2020
ASSETS
Current assets:
Cash and cash equivalents	$46,813	$37,771
Accounts receivable, net	185,576	170,969
Inventories	311,988	248,170
Prepaid expenses and other current assets	39,250	95,690
Assets held for sale	52,828	8,334
Total current assets	636,455	560,934
Property, plant and equipment, net	296,013	289,256
Goodwill	876,993	861,958
Trademarks and other intangible assets, net	326,272	346,462
Investments and joint ventures	16,926	17,439
Operating lease right-of-use assets	89,971	88,165
Other assets	22,969	24,238
Total assets	$2,265,599	$2,188,452

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$216,782	$171,009
Accrued expenses and other current liabilities	118,732	124,045
Current portion of long-term debt	899	1,656
Liabilities related to assets held for sale	29,292	3,567
Total current liabilities	365,705	300,277
Long-term debt, less current portion	293,332	281,118
Deferred income taxes	32,098	51,849
Operating lease liabilities, noncurrent portion	83,268	82,962
Other noncurrent liabilities	36,547	28,692
Total liabilities	810,950	744,898
Total stockholders' equity	1,454,649	1,443,554
Total liabilities and stockholders' equity	$2,265,599	$2,188,452

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Second Quarter		Second Quarter Year to Date
	2021	2020	2021	2020

Net sales	$528,418	$506,784	$1,027,045	$988,860
Cost of sales	398,453	401,177	777,916	785,422
Gross profit	129,965	105,607	249,129	203,438
Selling, general and administrative expenses	83,620	79,078	162,772	159,758
Amortization of acquired intangible assets	2,193	3,189	4,626	6,272
Productivity and transformation costs	6,016	12,260	7,818	26,435
Proceeds from insurance claim	—	—	—	(2,562)
Long-lived asset and intangibles impairment	25,179	1,889	57,676	1,889
Operating income	12,957	9,191	16,237	11,646
Interest and other financing expense, net	2,337	4,737	4,790	11,031
Other (income) expense, net	(1,045)	1,244	(2,418)	2,572
Income (loss) from continuing operations before income taxes and equity in net loss of equity-method investees	11,665	3,210	13,865	(1,957)
Provision for income taxes	8,438	1,020	21,400	489
Equity in net loss of equity-method investees	1,076	338	1,095	655
Net income (loss) from continuing operations	$2,151	$1,852	$(8,630)	$(3,101)
Net (loss) income from discontinued operations, net of tax	(11)	(2,816)	11,255	(104,884)
Net income (loss)	$2,140	$(964)	$2,625	$(107,985)

Net income (loss) per common share:
Basic net income (loss) per common share from continuing operations	$0.02	$0.02	$(0.09)	$(0.03)
Basic net income (loss) per common share from discontinued operations	—	(0.03)	0.11	(1.01)
Basic net income (loss) per common share	$0.02	$(0.01)	$0.02	$(1.04)

Diluted net income (loss) per common share from continuing operations	$0.02	$0.02	$(0.09)	$(0.03)
Diluted net income (loss) per common share from discontinued operations	—	(0.03)	0.11	(1.01)
Diluted net income (loss) per common share	$0.02	$(0.01)	$0.02	$(1.04)

Shares used in the calculation of net income (loss) per common share:
Basic	100,117	104,318	100,837	104,272
Diluted	100,562	104,619	100,837	104,272

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Cash Flows
(unaudited and in thousands)

	Second Quarter		Second Quarter Year to Date
	2021	2020	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$2,140	$(964)	$2,625	$(107,985)
Net (loss) income from discontinued operations	(11)	(2,816)	11,255	(104,884)
Net income (loss) from continuing operations	2,151	1,852	(8,630)	(3,101)
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	11,193	13,219	24,954	27,142
Deferred income taxes	1,022	(751)	92	(5,155)
Equity in net loss of equity-method investees	1,076	338	1,095	655
Stock-based compensation, net	3,823	3,083	8,190	5,820
Long-lived asset and intangibles impairment	25,179	1,889	57,676	1,889
Other non-cash items, net	(98)	897	(1,765)	2,661
(Decrease) increase in cash attributable to changes in operating assets and liabilities:
Accounts receivable	(5,948)	8,393	(9,523)	7,540
Inventories	(13,550)	14,896	(58,512)	9,389
Other current assets	17,849	(12,328)	55,718	1,895
Other assets and liabilities	504	(1,386)	(1,037)	(1,242)
Accounts payable and accrued expenses	20,660	(9,373)	36,272	(30,345)
Net cash provided by operating activities from continuing operations	63,861	20,729	104,530	17,148
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(17,516)	(16,173)	(29,671)	(29,337)
Proceeds from sale of businesses and other	—	13,120	4,427	13,120
Net cash used in investing activities from continuing operations	(17,516)	(3,053)	(25,244)	(16,217)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under bank revolving credit facility	95,000	67,000	150,000	147,000
Repayments under bank revolving credit facility	(90,000)	(67,000)	(137,000)	(245,500)
Repayments under term loan	—	—	—	(206,250)
(Repayments) proceeds from discontinued operations entities	—	(2,266)	—	309,929
Repayments of other debt, net	(272)	(510)	(1,711)	(501)
Share repurchases	(29,684)	—	(71,736)	—
Shares withheld for payment of employee payroll taxes	(1,255)	(672)	(1,723)	(984)
Net cash (used in) provided by financing activities from continuing operations	(26,211)	(3,448)	(62,170)	3,694
Effect of exchange rate changes on cash from continuing operations	3,234	2,274	5,734	1,382
CASH FLOWS FROM DISCONTINUED OPERATIONS
Cash provided by (used in) operating activities	—	2,339	—	(5,687)
Cash (used in) provided by investing activities	—	(4,605)	—	301,815
Cash provided by (used in) financing activities	—	2,266	—	(304,100)
Effect of exchange rate changes on cash from discontinued operations	—	—	—	(537)
Net cash flows used in discontinued operations	—	—	—	(8,509)
Net increase (decrease) in cash and cash equivalents	23,368	16,502	22,850	(2,502)
Cash and cash equivalents at beginning of period	37,253	20,522	37,771	39,526
Cash and cash equivalents at end of period	$60,621	$37,024	$60,621	$37,024

Cash and cash equivalents included in the line item Assets held for sale on the Consolidated Balance Sheets as shown below, represents amounts included within held for sale accounting related to the sale of the Company's U.K. fruit business, the Orchard House Foods Limited business and associated brands.

Cash and cash equivalents	$46,813	$37,024	$46,813	$37,024
Cash and cash equivalents classified in assets held for sale	13,808	—	13,808	—
Total cash and cash equivalents shown in the Consolidated Statements of Cash Flows	$60,621	$37,024	$60,621	$37,024

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q2 FY21	$282,612	$245,806	$—	$528,418
Net sales - Q2 FY20	$280,693	$226,091	$—	$506,784
% change - FY'21 net sales vs. FY'20 net sales	0.7%	8.7%		4.3%

Gross Profit
Q2 FY21
Gross profit	$78,285	$51,680	$—	$129,965
Non-GAAP adjustments (1)	2,233	1,675	—	3,908
Adjusted gross profit	$80,518	$53,355	$—	$133,873
Gross margin	27.7%	21.0%		24.6%
Adjusted gross margin	28.5%	21.7%		25.3%

Q2 FY20
Gross profit	$64,969	$40,638	$—	$105,607
Non-GAAP adjustments (1)	4,439	1,590	—	6,029
Adjusted gross profit	$69,408	$42,228	$—	$111,636
Gross margin	23.1%	18.0%		20.8%
Adjusted gross margin	24.7%	18.7%		22.0%

Operating income (loss)
Q2 FY21
Operating income (loss)	$32,440	$(2,741)	$(16,742)	$12,957
Non-GAAP adjustments (1)	3,003	27,800	4,320	35,123
Adjusted operating income (loss)	$35,443	$25,059	$(12,422)	$48,080
Operating income (loss) margin	11.5%	(1.1)%		2.5%
Adjusted operating income margin	12.5%	10.2%		9.1%

Q2 FY20
Operating income (loss)	$20,062	$12,899	$(23,770)	$9,191
Non-GAAP adjustments (1)	4,965	3,647	11,729	20,341
Adjusted operating income (loss)	$25,027	$16,546	$(12,041)	$29,532
Operating income margin	7.1%	5.7%		1.8%
Adjusted operating income margin	8.9%	7.3%		5.8%
(1) See accompanying table "Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q2 FY21 YTD	$563,280	$463,765	$—	$1,027,045
Net sales - Q2 FY20 YTD	$552,394	$436,466	$—	$988,860
% change - FY'21 net sales vs. FY'20 net sales	2.0%	6.3%		3.9%

Gross Profit
Q2 FY21 YTD
Gross profit	$153,300	$95,829	$—	$249,129
Non-GAAP adjustments (1)	3,166	1,915	—	5,081
Adjusted gross profit	$156,466	$97,744	$—	$254,210
Gross margin	27.2%	20.7%		24.3%
Adjusted gross margin	27.8%	21.1%		24.8%

Q2 FY20 YTD
Gross profit	$127,330	$76,108	$—	$203,438
Non-GAAP adjustments (1)	6,164	2,666	—	8,830
Adjusted gross profit	$133,494	$78,774	$—	$212,268
Gross margin	23.1%	17.4%		20.6%
Adjusted gross margin	24.2%	18.0%		21.5%

Operating income (loss)
Q2 FY21 YTD
Operating income (loss)	$65,696	$(18,630)	$(30,829)	$16,237
Non-GAAP adjustments (1)	4,491	60,994	5,125	70,610
Adjusted operating income (loss)	$70,187	$42,364	$(25,704)	$86,847
Operating income (loss) margin	11.7%	(4.0)%		1.6%
Adjusted operating income margin	12.5%	9.1%		8.5%

Q2 FY20 YTD
Operating income (loss)	$35,194	$22,006	$(45,554)	$11,646
Non-GAAP adjustments (1)	8,861	5,991	19,951	34,803
Adjusted operating income (loss)	$44,055	$27,997	$(25,603)	$46,449
Operating income margin	6.4%	5.0%		1.2%
Adjusted operating income margin	8.0%	6.4%		4.7%
(1) See accompanying table "Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands, except per share amounts)

	Second Quarter
	2021 GAAP	Adjustments	2021 Adjusted	2020 GAAP	Adjustments	2020 Adjusted
Net sales	$528,418	$—	$528,418	$506,784	$—	$506,784
Cost of sales	398,453	(3,908)	394,545	401,177	(6,029)	395,148
Gross profit	129,965	3,908	133,873	105,607	6,029	111,636
Operating expenses (a)	110,992	(25,199)	85,793	84,156	(2,052)	82,104
Productivity and transformation costs	6,016	(6,016)	—	12,260	(12,260)	—
Operating income	12,957	35,123	48,080	9,191	20,341	29,532
Interest and other expense (income), net (b)	1,292	(234)	1,058	5,981	(1,298)	4,683
Provision for income taxes	8,438	2,827	11,265	1,020	5,889	6,909
Net income from continuing operations	2,151	32,530	34,681	1,852	15,750	17,602
Net (loss) income from discontinued operations, net of tax	(11)	11	—	(2,816)	2,816	—
Net income (loss)	2,140	32,541	34,681	(964)	18,566	17,602

Diluted net income per common share from continuing operations	0.02	0.32	0.34	0.02	0.15	0.17
Diluted net (loss) income per common share from discontinued operations	—	—	—	(0.03)	0.03	—
Diluted net income (loss) per common share	0.02	0.32	0.34	(0.01)	0.18	0.17
(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands)

Detail of Adjustments:
	Q2 FY21	Q2 FY20
Warehouse/manufacturing consolidation and other costs	$3,325	$476
Plant closure related costs	476	1,626
SKU rationalization and inventory write-down	107	3,927
Cost of sales	3,908	6,029

Gross profit	3,908	6,029

Long-lived asset impairment	25,179	—
Plant closure related costs	20	—
Intangibles impairment	—	1,889
Warehouse/manufacturing consolidation and other costs	—	163
Operating expenses (a)	25,199	2,052

Productivity and transformation costs	6,016	12,260
Productivity and transformation costs	6,016	12,260

Operating income	35,123	20,341

Unrealized currency losses (gains)	225	(485)
Loss on sale of businesses	9	1,783
Interest and other expense (income), net (b)	234	1,298

Income tax related adjustments	(2,827)	(5,889)
Provision for income taxes	(2,827)	(5,889)

Net income from continuing operations	$32,530	$15,750

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands, except per share amounts)

	Second Quarter Year to Date
	2021 GAAP	Adjustments	2021 Adjusted	2020 GAAP	Adjustments	2020 Adjusted
Net sales	$1,027,045	$—	$1,027,045	$988,860	$—	$988,860
Cost of sales	777,916	(5,081)	772,835	785,422	(8,830)	776,592
Gross profit	249,129	5,081	254,210	203,438	8,830	212,268
Operating expenses (a)	225,074	(57,711)	167,363	167,919	(2,100)	165,819
Productivity and transformation costs	7,818	(7,818)	—	26,435	(26,435)	—
Proceeds from insurance claims	—	—	—	(2,562)	2,562	—
Operating income	16,237	70,610	86,847	11,646	34,803	46,449
Interest and other expense (income), net (b)	2,372	1,588	3,960	13,603	(3,957)	9,646
Provision (benefit) for income taxes	21,400	(1,735)	19,665	489	9,689	10,178
Net (loss) income from continuing operations	(8,630)	70,757	62,127	(3,101)	29,071	25,970
Net income (loss) from discontinued operations, net of tax	11,255	(11,255)	—	(104,884)	104,884	—
Net income (loss)	2,625	59,502	62,127	(107,985)	133,955	25,970

Diluted net (loss) income per common share from continuing operations	(0.09)	0.71	0.62	(0.03)	0.28	0.25
Diluted net income (loss) per common share from discontinued operations	0.11	(0.11)	—	(1.01)	1.01	—
Diluted net income (loss) per common share	0.02	0.60	0.62	(1.04)	1.29	0.25
(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands)

Detail of Adjustments:
	Q2 FY21 YTD	Q2 FY20 YTD
Warehouse/manufacturing consolidation and other costs	$3,715	$2,355
Plant closure related costs	1,055	2,559
SKU rationalization and inventory write-down	311	3,916
Cost of sales	5,081	8,830

Gross profit	5,081	8,830

Long-lived asset impairment	57,676	—
Plant closure related costs	35	—
Intangibles impairment	—	1,889
Warehouse/manufacturing consolidation and other costs	—	163
Litigation and related expenses	—	48
Operating expenses (a)	57,711	2,100

Productivity and transformation costs	7,818	26,435
Productivity and transformation costs	7,818	26,435

Proceeds from insurance claims	—	(2,562)
Proceeds from insurance claims	—	(2,562)

Operating income	70,610	34,803

Unrealized currency (gains) losses	(977)	1,199
(Gain) loss on sale of businesses	(611)	1,783
Deferred financing cost write-off	—	975
Interest and other expense (income), net (b)	(1,588)	3,957

Income tax related adjustments	1,735	(9,689)
Provision (benefit) for income taxes	1,735	(9,689)

Net income from continuing operations	$70,757	$29,071
(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses and long-lived asset and intangibles impairment.
(b) Interest and other expense (income), net includes interest and other financing expenses, net and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted Net Sales Growth
(unaudited and in thousands)

Q2 FY21	North America	International	Hain Consolidated
Net sales	$282,612	$245,806	$528,418
Divestitures and discontinued brands	(406)	—	(406)
Impact of foreign currency exchange	(465)	(9,819)	(10,284)
Net sales on a constant currency basis adjusted for divestitures and discontinued brands	$281,741	$235,987	$517,728

Q2 FY20
Net sales	$280,693	$226,091	$506,784
Divestitures and discontinued brands	(13,694)	(4,048)	(17,742)
Net sales adjusted for divestitures and discontinued brands	$266,999	$222,043	$489,042

Net sales growth	0.7%	8.7%	4.3%
Impact of foreign currency exchange	(0.2)%	(4.3)%	(2.0)%
Impact of divestitures and discontinued brands	5.0%	1.9%	3.6%
Net sales growth on a constant currency basis adjusted for divestitures and discontinued brands	5.5%	6.3%	5.9%

Q2 FY21 YTD	North America	International	Hain Consolidated
Net sales	$563,280	$463,765	$1,027,045
Divestitures and discontinued brands	(3,785)	(908)	(4,693)
Impact of foreign currency exchange	(101)	(19,705)	(19,806)
Net sales on a constant currency basis adjusted for divestitures and discontinued brands	$559,394	$443,152	$1,002,546

Q2 FY20 YTD
Net sales	$552,394	$436,466	$988,860
Divestitures and discontinued brands	(33,403)	(5,660)	(39,063)
Net sales adjusted for divestitures and discontinued brands	$518,991	$430,806	$949,797

Net sales growth	2.0%	6.3%	3.9%
Impact of foreign currency exchange	—%	(4.5)%	(2.0)%
Impact of divestitures and discontinued brands	5.8%	1.1%	3.7%
Net sales growth on a constant currency basis adjusted for divestitures and discontinued brands	7.8%	2.9%	5.6%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted EBITDA
(unaudited and in thousands)

	Second Quarter		Second Quarter Year to Date
	2021	2020	2021	2020

Net income (loss)	$2,140	$(964)	$2,625	$(107,985)
Net (loss) income from discontinued operations, net of tax	(11)	(2,816)	11,255	(104,884)
Net income (loss) from continuing operations	$2,151	$1,852	$(8,630)	$(3,101)

Provision for income taxes	8,438	1,020	21,400	489
Interest expense, net	1,300	4,000	3,454	8,552
Depreciation and amortization	11,193	13,219	24,954	27,142
Equity in net loss of equity-method investees	1,076	338	1,095	655
Stock-based compensation, net	3,823	3,083	8,190	5,820
Unrealized currency losses (gains)	225	(485)	(977)	1,199
Productivity and transformation costs	5,363	12,260	6,513	26,435
Proceeds from insurance claim	—	—	—	(2,562)
Long-lived asset and intangibles impairment	25,179	1,889	57,676	1,889
Warehouse/manufacturing consolidation and other costs	3,325	639	3,715	2,518
SKU rationalization and inventory write-down	107	3,927	311	3,916
Loss (gain) on sale of businesses	9	1,783	(611)	1,783
Plant closure related costs	2	1,522	(4)	2,354
Litigation and related expenses	—	—	—	48
Adjusted EBITDA	$62,191	$45,047	$117,086	$77,137

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted EBITDA by Segment
(unaudited and in thousands)

Q2 FY21	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$32,440	$(2,741)	$(16,742)	$12,957
Depreciation and amortization	4,117	6,418	658	11,193
Productivity and transformation costs	751	2,529	2,083	5,363
Long-lived asset impairment	—	23,596	1,583	25,179
Warehouse/manufacturing consolidation and other costs	1,622	1,703	—	3,325
SKU rationalization and inventory write-down	107	—	—	107
Plant closure related costs	29	(27)	—	2
Loss (gain) on sale of businesses	16	—	(7)	9
Other	518	695	2,843	4,056
Adjusted EBITDA	$39,600	$32,173	$(9,582)	$62,191

Q2 FY20	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$20,062	$12,899	$(23,770)	$9,191
Depreciation and amortization	4,201	8,339	679	13,219
Productivity and transformation costs	332	2,056	9,872	12,260
Intangibles impairment	—	—	1,889	1,889
SKU rationalization and inventory write-down	3,927	—	—	3,927
Loss on sale of businesses	1,783	—	—	1,783
Warehouse/manufacturing consolidation and other costs	639	—	—	639
Plant closure related costs	35	1,487	—	1,522
Other	(838)	367	1,088	617
Adjusted EBITDA	$30,141	$25,148	$(10,242)	$45,047

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted EBITDA by Segment
(unaudited and in thousands)

Q2 FY21 YTD	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$65,696	$(18,630)	$(30,829)	$16,237
Depreciation and amortization	8,262	15,281	1,411	24,954
Productivity and transformation costs	1,305	2,974	2,234	6,513
Long-lived asset impairment	(11)	56,104	1,583	57,676
Warehouse/manufacturing consolidation and other costs	1,822	1,893	—	3,715
SKU rationalization and inventory write-down	311	—	—	311
Loss (gain) on sale of businesses	205	(1,344)	528	(611)
Plant closure related costs	(28)	24	—	(4)
Other	1,160	2,576	4,559	8,295
Adjusted EBITDA	$78,722	$58,878	$(20,514)	$117,086

Q2 FY20 YTD	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$35,194	$22,006	$(45,554)	$11,646
Depreciation and amortization	8,549	16,265	2,328	27,142
Productivity and transformation costs	2,500	3,328	20,607	26,435
Proceeds from insurance claim	—	—	(2,562)	(2,562)
Intangibles impairment	—	—	1,889	1,889
SKU rationalization and inventory write-down	3,737	179	—	3,916
Warehouse/manufacturing consolidation and other costs	2,518	—	—	2,518
Loss on sale of businesses	1,783	—	—	1,783
Plant closure related costs	72	2,282	—	2,354
Litigation and related expenses	—	—	48	48
Other	(173)	799	1,342	1,968
Adjusted EBITDA	$54,180	$44,859	$(21,902)	$77,137

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Adjusted EBITDA Margin at Constant Currency by Segment
(unaudited and in thousands)

Q2 FY21	North America	International	Corporate/Other	Hain Consolidated
Adjusted EBITDA	$39,600	$32,173	$(9,582)	$62,191
Impact of foreign currency exchange	(72)	(1,528)	—	(1,600)
Adjusted EBITDA on a constant currency basis	$39,528	$30,645	$(9,582)	$60,591

Net sales on a constant currency basis	$282,147	$235,987		$518,134
Adjusted EBITDA margin on a constant currency basis	14.0%	13.0%		11.7%

Q2 FY21 YTD	North America	International	Corporate/Other	Hain Consolidated
Adjusted EBITDA	$78,722	$58,878	$(20,514)	$117,086
Impact of foreign currency exchange	(11)	(2,810)	—	(2,821)
Adjusted EBITDA on a constant currency basis	$78,711	$56,068	$(20,514)	$114,265

Net sales on a constant currency basis	$563,179	$444,060		$1,007,239
Adjusted EBITDA margin on a constant currency basis	14.0%	12.6%		11.3%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Operating Free Cash Flow
(unaudited and in thousands)

	Second Quarter		Second Quarter Year to Date
	2021	2020	2021	2020

Net cash provided by operating activities from continuing operations	$63,861	$20,729	$104,530	$17,148
Purchases of property, plant and equipment	(17,516)	(16,173)	(29,671)	(29,337)
Operating free cash flow from continuing operations (1)	$46,345	$4,556	$74,859	$(12,189)

(1) The increase in operating free cash flow resulted primarily from an improvement in net income adjusted for non-cash charges in the current period and greater cash generation from our working capital accounts.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com